                       1989 INCENTIVE STOCK OPTION PLAN
                     ENERGY INSURANCE INTERNATIONAL, INC.

     Energy Insurance International, Inc., a Texas corporation (the "Company"), hereby establishes and adopts the following 1989 Incentive Stock Option Plan (the "Plan"):

                                  I. PURPOSE
                                     -------

     The Plan is intended as an employment incentive, to retain in the employment of the Company and its subsidiaries persons of training, experience and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

                                II. DEFINITIONS
                                    -----------

     As used in this Plan, the following words and phrases shall have the following meanings:

     (1) Board of Directors or "Board" shall mean the Board of Directors of the Company.

     (2) Code shall mean the Internal Revenue Code of 1986, as amended.

     (3) Committee shall mean the Board or a Committee of the Board designated by the Board to administer the Plan as provided herein.

     (4) Company means Energy Insurance International, Inc. and any successor thereto by merger, consolidation, liquidation or other reorganization which has made provision for adoption of the Plan and the assumption of the Company's obligations hereunder.

     (5) Eligible Employee shall mean any person who is employed on a full time salaried basis by the Company or a Subsidiary, including, but not limited to, any employee who is also an officer and director of the Company or a Subsidiary.

     (6) Options shall mean the stock options granted from time to time under the Plan.

     (7) Participant shall mean an Eligible Employee who has been designated by the Committee to participate in the Plan.

        (8) Subsidiary shall mean any corporation to which the Company is a "parent corporation" as defined in Section 425(e) of the Code.

                                 III. DURATION
                                      --------

  The effective date of the Plan (the "Effective Date") is March 31, 1989, subject to approval of the Plan by the Company's shareholders within twelve months after the Effective Date. Any Option may be granted on or after the Effective Date but not be exercisable prior to shareholder approval of this Plan; if such shareholder approval is not obtained within twelve months after the Effective Date, the grant of such Option shall be of no force and effect. No Option shall be granted pursuant to the Plan more than ten years after the Effective Date.

                              IV. ADMINISTRATION
                                  --------------

  The Plan will be administered as follows:

Committee
- ---------

  The Plan shall be administered by the Board or such Committee of the Board as may be constituted by the Board from time to time. The Committee shall consist of at least three members of the Board.

Committee Powers
- ----------------

  The Committee shall be deemed to have and to be exercising all of the powers of the Board in the performance of any of the powers and duties delegated to it under the Plan, including, without limitation, the selection of Participants, the determination of the number of shares for which each Participant shall be granted an Option, and all other terms and conditions of each Option to the extent not inconsistent with the Plan. The Committee may from time to time establish eligibility requirements for participation in the Plan and rules for the administration of the Plan that are not inconsistent with the provisions and purposes of the Plan. The Committee shall have the authority, exercisable in its sole discretion, to grant various forms of Options containing such terms and conditions, consistent with the provisions of this Plan, as the Committee shall determine.

Committee Action
- ----------------

  A majority of the members of the Committee shall constitute a quorum. All action taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting, but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee. Members of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee shall appoint a secretary and shall keep minutes of its meetings, including those conducted by telephone conference.

Committee Determination Conclusive
- ----------------------------------

  The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons. Without limiting the generality of the foregoing, the determination of the Committee as to whether a Participant has terminated his employment and the date thereof, or the cause to which termination of employment is attributable, shall be final, binding, and conclusive upon all persons.

Committee Liability
- -------------------

  No member of the Committee or of the Board as a whole shall be liable to any person for any action taken or omitted in connection with the interpretation or administration of the Plan unless attributable to such member's own willful misconduct or lack of good faith.

Expenses of Administration
- --------------------------

  All expenses of administration of the Plan shall be borne by the Company, and no part thereof shall be directly charged against the Participants.

                         V. SHARES SUBJECT TO THE PLAN
                            --------------------------

  Subject to adjustment as provided in Section VIII hereof, a total of eighty-eight thousand six hundred and forty shares of Common Stock of the Company (the "Shares") shall be subject to the Plan. The Shares shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Any of the Shares which remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise, the Shares theretofore subject to such Option may again be subjected to an Option under the Plan.

                               VI. PARTICIPATION
                                   -------------

  Participation in the Plan will be subject to the following:

Eligibility
- -----------

  Full time salaried employees of the Company or a Subsidiary who are in a position to materially contribute to the Company's or such Subsidiary's success shall be eligible for participation in the Plan. Eligible Employees shall include, but shall not necessarily be limited to, officers and directors of the Company or a Subsidiary. Members of the Board of Directors or the board of directors of a Subsidiary shall not be Eligible Employees solely by virtue of their being directors of the Company or such Subsidiary, but directors otherwise qualified shall be eligible to participate.

Participants
- ------------

  The Committee shall determine and designate from time to time those management, professional and key employees of the Company and its Subsidiaries, including officers and directors active in capacities other than as directors only, to whom Options are to be granted and who thereby become Participants in the Plan. A designation of an Eligible Employee to participate shall not automatically entitle such Participant to participate with respect to future Options.

                              VII. PLAN OPERATION
                                   --------------

  The Plan shall operate according to the following general guidelines:

Time of Granting Options
- ------------------------

  Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Company nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the Participant to whom such Option has been granted. No Option shall be granted following the expiration of ten (10) years from the earlier of (i) the Effective Date of this Plan as stated in Article III, or (ii) approval of this Plan by the shareholders of the Company.

Option Price
- ------------

  The purchase price of each Share placed under Option shall be determined by the Committee, but shall in no event be less than one hundred percent (100%) of the fair market value of such Share on the date the Option is granted. However, the purchase price of each Share placed under Option to a Participant who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary at the time of the grant shall be at least one hundred and ten percent (110%) of the fair market value of such Share on the date the option is granted.

Option Period and Terms
- -----------------------

  No Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. However, if the Participant to whom an Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary at the time such Option is granted, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each Option granted under the Plan, including the number of Shares covered by the Option, and the time or times of exercise of the Option (which may be for a term of up to ten (10) years from the date the Option is granted, or, in the discretion of the Committee, may be for a shorter term designated by the Committee). The Committee may provide that an Option shall not be exercisable for a designated period of time after grant. The Committee may provide that failure to exercise an option as to the exercisable portion of the Option during a specific time shall constitute a forfeiture of the right to exercise such Option after termination of that time period. So long as consistent with the provisions of the Plan, the terms and conditions of any Option need not be the same as the terms and conditions of any other Option.

Maximum Annual Amount Per Employee
- ----------------------------------

  The aggregate fair market value (determined as of the time the Option is granted) of the stock with respect to which Options are exercisable for the first time by any employee during any calendar year (under this and any other plans of the Company or any Subsidiary) shall not exceed $100,000.

Exercise of Options
- -------------------

  No Option may be exercised unless the Participant shall have been an employee of the Company or a Subsidiary at all times during the period beginning on the date of grant of the Option and ending on the day three (3) months before the date of such exercise. However, if a Participant is disabled (within the meaning of Section 37(e)(3) of the Code), no Option may be exercised by such Participant unless he shall have been an employee of the Company or a Subsidiary at all times during the period beginning on the date of grant of the Option and ending on the date one (1) year before the date of such exercise. If an Option is exercised after the death of a Participant by the estate of such Participant, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such Participant, the employment requirements of this paragraph shall not apply. Options may be exercised solely by the Participant during his lifetime or after his death by the personal representative of the Participant's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

  The purchase price of the Shares as to which an Option is exercised shall be paid in full in cash and/or other property, including stock of the Company, as deemed acceptable by the Committee, at the time of the exercise. A Participant shall not be or have any of the rights or privileges of a shareholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to such Participant.

Use of Proceeds
- ---------------

  The proceeds received by the Company from the sale of stock pursuant to this Plan will be used for general corporate purposes.

                     VIII. CAPITAL CHANGES OF THE COMPANY
                           ------------------------------
  In the event there is any change in the Common Stock of the Company through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of shares, or any similar transactions, the number of Shares subject to Options previously granted and the number of Shares remaining available for Options and the price per Share of such Shares shall be appropriately adjusted by the Committee.

  In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Participants and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving organization, or in the event any other corporation may make a tender or exchange offer for stock of the Company (the surviving corporation, purchaser, or tendering corporation being hereinafter collectively referred to as the "purchaser," and the transaction being hereinafter referred to as the "purchase"), then the Board of Directors may, at its election, (i) reach an agreement with the purchaser that the purchaser will assume the obligations of the Company as to all outstanding Options; (ii) reach an agreement with the purchaser that the purchaser will convert each outstanding Option into an option of at least equal value as to stock of the purchaser; or (iii) not later than thirty (30) days prior to the effective date of the purchase, notify all Participants that their Options are accelerated and afford to each Participant a right for ten (10) days after the date of such notice to exercise any then unexercised portion of all Options held by him whether or not such Options shall then be exercisable under the terms of the Plan or his option agreement; and within such ten day period, each such Participant may exercise any portion of any Option as he may desire.

                           IX. LIMITATION OF RIGHTS
                               --------------------

  Participation in this Plan is subject to certain limitations:

Limitations
- -----------

  Nothing in this Plan shall be construed to:

        (1) give any employee of the Company or a Subsidiary any right to be designated a Participant herein, other than in the sole discretion of the Committee;

        (2) give a Participant any rights whatsoever with respect to Shares until Options are exercised and Shares are issued to the Participant;

        (3) give a Participant or any person any interest in any fund or in any specific asset or assets of the Company;

        (4) limit in any way the right of the Company or a Subsidiary to terminate a Participant's employment with the Company or a Subsidiary at any time; or

        (5) be evidence of any agreement or understanding, express or implied, that the Company or a Subsidiary will employ a Participant in any particular position or at any particular rate of remuneration.

Nonassignability of Options
- ----------------------------

  Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by him.

Power of the Company
- --------------------

  The existence of outstanding Options shall not affect in any way the right or power of the Company or its subsidiaries or their stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the capital structure of the Company or its Subsidiaries or their businesses, or any merger or consolidation of the Company or its Subsidiaries or any issue of bonds, debentures, preferred or the right thereof, or the dissolution or liquidation of the Company or its Subsidiaries, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                   X. TERMINATION AND AMENDMENT OF THE PLAN
                      -------------------------------------
  The Plan shall terminate upon the expiration of ten years after the Effective Date and an Option shall not be granted after that date. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant under any Option theretofore granted, without his consent, unless his Option Agreement so provides. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable in order that the Options shall be "incentive stock options" as defined in Section 422A of the Code.

                          XI. GOVERNMENT REGULATIONS
                              ----------------------

  The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Purchase for Investment
- -----------------------

  Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each Participant exercising an Option may be required by the Company to give a representation in writing that he is acquiring such Shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Governing Law
- -------------

  The place of administration of the Plan shall be conclusively deemed to be within the State of Texas; and the validity, construction, interpretation and effect of the Plan and all rights of any of the persons having or claiming to have any interest in the Plan shall be governed by the laws of the State of Texas.

  IN WITNESS WHEREOF, Energy Insurance International, Inc. has caused the Plan to be executed by its duly authorized officers in a number of copies, each of which shall be deemed an original, but all of which shall constitute the same instrument, effective this 31st day of March 1989.

                              ENERGY INSURANCE INTERNATIONAL, INC.

                              By: /s/ John N. Molbeck, Jr.
                                 -------------------------------------
                                 John N. Molbeck, Jr.
                                 President

                       1990 INCENTIVE STOCK OPTION PLAN
                     ENERGY INSURANCE INTERNATIONAL, INC.

  Energy Insurance International, Inc., a Texas corporation (the "Company"), hereby establishes and adopts the following 1990 Incentive Stock Option Plan (the "Plan"):

                                  I. PURPOSE
                                     -------

  The Plan is intended as an employment incentive, to retain in the employment of the Company and its subsidiaries persons of training, experience and ability, to attract new employees whose services are considered unusually valuable, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company.

                                II. DEFINITIONS
                                    -----------

  As used in this Plan, the following words and phrases shall have the following meanings:

        (1) Board of Directors or "Board" shall mean the Board of Directors of the Company.

        (2) Code shall mean the Internal Revenue Code of 1986, as amended.

        (3) Committee shall mean the Board or a Committee of the Board designated by the Board to administer the Plan as provided herein.

        (4) Company means Energy Insurance International, Inc. and any successor thereto by merger, consolidation, liquidation or other reorganization which has made provision for adoption of the Plan and the assumption of the Company's obligations hereunder.

        (5) Eligible Employee shall mean any person who is employed on a full time salaried basis by the Company or a Subsidiary, including, but not limited to, any employee who is also an officer and director of the Company or a Subsidiary.

        (6) Options shall mean the stock options granted from time to time under the Plan.

        (7) Participant shall mean an Eligible Employee who has been designated by the Committee to participate in the Plan.

        (8) Subsidiary shall mean any corporation to which the Company is a "parent corporation" as defined in Section 425(e) of the Code.

                                 III. DURATION
                                      --------

  The effective date of the Plan (the "Effective Date") is January 31, 1990, subject to approval of the Plan by the Company's shareholders within twelve months after the Effective Date. Any Option may be granted on or after the Effective Date but not be exercisable prior to shareholder approval of this Plan; if such shareholder approval is not obtained within twelve months after the Effective Date, the grant of such Option shall be of no force and effect. No Option shall be granted pursuant to the Plan more than ten years after the Effective Date.

                              IV. ADMINISTRATION
                                  --------------

  The Plan will be administered as follows:

Committee
- ---------

  The Plan shall be administered by the Board or such Committee of the Board as may be constituted by the Board from time to time. The Committee shall consist of at least three members of the Board.

Committee Powers
- ----------------

  The Committee shall be deemed to have and to be exercising all of the powers of the Board in the performance of any of the powers and duties delegated to it under the Plan, including, without limitation, the selection of Participants, the determination of the number of shares for which each Participant shall be granted an Option, and all other terms and conditions of each Option to the extent not inconsistent with the Plan. The Committee may from time to time establish eligibility requirements for participation in the Plan and rules for the administration of the Plan that are not inconsistent with the provisions and purposes of the Plan. The Committee shall have the authority, exercisable in its sole discretion, to grant various forms of Options containing such terms and conditions, consistent with the provisions of this Plan, as the Committee shall determine.

Committee Action
- ----------------

  A majority of the members of the Committee shall constitute a quorum. All action taken by the Committee at a meeting shall be by the vote of a majority of those present at such meeting, but any action may be taken by the Committee without a meeting upon written consent signed by all of the members of the Committee. Members of the Committee may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. The Committee shall appoint a secretary and shall keep minutes of its meetings, including those conducted by telephone conference.

Committee Determination Conclusive
- ----------------------------------

  The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding, and conclusive upon all persons. Without limiting the generality of the foregoing, the determination of the Committee as to whether a Participant has terminated his employment and the date thereof, or the cause to which termination of employment is attributable, shall be final, binding, and conclusive upon all persons.

Committee Liability
- -------------------

  No member of the Committee or of the Board as a whole shall be liable to any person for any action taken or omitted in connection with the interpretation or administration of the Plan unless attributable to such member's own willful misconduct or lack of good faith.

Expenses of Administration
- --------------------------

  All expenses of administration of the Plan shall be borne by the Company, and no part thereof shall be directly charged against the Participants.

                         V. SHARES SUBJECT TO THE PLAN
                            --------------------------

  Subject to adjustment as provided in Section VIII hereof, a total of fifty thousand shares of Common Stock of the Company (the "Shares") shall be subject to the Plan. The Shares shall consist of unissued shares or previously issued shares reacquired and held by the Company, and such number of shares shall be and is hereby reserved for sale for such purpose. Any of the Shares which remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise, the Shares theretofore subject to such Option may again by subjected to an Option under the Plan.

                               VI. PARTICIPATION
                                   -------------

  Participation in the Plan will be subject to the following:

Eligibility
- -----------

  Full time salaried employees of the Company or a Subsidiary who are in a position to materially contribute to the Company's or such Subsidiary's success shall be eligible for participation in the Plan. Eligible Employees shall include, but shall not necessarily be limited to, officers and directors of the Company or a Subsidiary. Members of the Board of Directors or the board of directors of a Subsidiary shall not be Eligible Employees solely by virtue of their being directors of the Company or such Subsidiary, but directors otherwise qualified shall be eligible to participate.

Participants
- ------------

  The Committee shall determine and designate from time to time those management, professional and key employees of the Company and its Subsidiaries, including officers and directors active in capacities other than as directors only, to whom Options are to be granted and who thereby become Participants in the Plan. A designation of an Eligible Employee to participate shall not automatically entitle such Participant to participate with respect to future Options.

                              VII. PLAN OPERATION
                                   --------------

  The Plan shall operate according to the following general guidelines:

Time of Granting Options
- ------------------------

  Neither anything contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Company nor any action taken by the Committee shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the Participant to whom such Option has been granted. No Option shall be granted following the expiration of ten (10) years from the earlier of (i) the Effective Date of this Plan as stated in Article III, or (ii) approval of this Plan by the shareholders of the Company.

Option Price
- ------------

  The purchase price of each Share placed under Option shall be determined by the Committee, but shall in no event be less than one hundred percent (100%) of the fair market value of such Share on the date the Option is granted. However, the purchase price of each Share placed under Option to a Participant who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary at the time of the grant shall be at least one hundred and ten percent (110%) of the fair market value of such Share on the date the Option is granted.

Option Period and Terms
- -----------------------

  No Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted. However, if the Participant to whom an Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary at the time such Option is granted, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted. Subject to the provisions of the Plan, the Committee shall determine the terms and conditions of each Option granted under the Plan, including the number of Shares covered by the Option, and the time or times of exercise of the Option (which may be for a term of up to ten (10) years from the date the Option is granted, or, in the discretion of the Committee, may be for a shorter term designated by the Committee). The Committee may provide that an Option shall not be exercisable for a designated period of time after grant. The Committee may provide that failure to exercise an Option as to the exercisable portion of the Option during a specific time shall constitute a forfeiture of the right to exercise such Option after termination of that time period. So long as consistent with the provisions of the Plan, the terms and conditions of any Option need not be the same as the terms and conditions of any other Option.

Maximum Annual Amount Per Employee
- ----------------------------------

  The aggregate fair market value (determined as of the time the Option is granted) of the stock with respect to which Options are exercisable for the first time by any employee during any calendar year (under this and any other plans of the Company or any Subsidiary) shall not exceed $100,000.

Exercise of Options
- -------------------

  No Option may be exercised unless the Participant shall have been an employee of the Company or a Subsidiary at all times during the period beginning on the date of grant of the Option and ending on the day three (3) months before the date of such exercise. However, if a Participant is disabled (within the meaning of Section 37(e)(3) of the Code), no Option may be exercised by such Participant unless he shall have been an employee of the Company or a Subsidiary at all times during the period beginning on the date of grant of the Option and ending on the date one (1) year before the date of such exercise. If an Option is exercised after the death of a Participant by the estate of such Participant, or by a person who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such Participant, the employment requirements of this paragraph shall not apply. Options may be exercised solely by the Participant during his lifetime or after his death by the personal representative of the Participant's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

  The purchase price of the Shares as to which an Option is exercised shall be paid in full in cash and/or other property, including stock of the Company, as deemed acceptable by the Committee, at the time of the exercise. A Participant shall not be or have any of the rights or privileges of a shareholder of the Company in respect of any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to such Participant.

Use of Proceeds
- ---------------

  The proceeds received by the Company from the sale of stock pursuant to this Plan will be used for general corporate purposes.

                     VIII. CAPITAL CHANGES OF THE COMPANY
                           ------------------------------

  In the event there is any change in the Common Stock of the Company through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of shares, or any similar transactions, the number of Shares subject to Options previously granted and the number of Shares remaining available for Options and the price per Share of such Shares shall be appropriately adjusted by the Committee.

  In the event the Company shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall be the surviving corporation, the rights and duties of the Participants and the Company shall not be affected in any manner. In the event the Company shall sell all or substantially all of its assets or shall be a party to any merger, consolidation or corporate reorganization, as the result of which the Company shall not be the surviving organization, or in the event any other corporation may make a tender or exchange offer for stock of the Company (the surviving corporation, purchaser, or tendering corporation being hereinafter collectively referred to as the "purchaser," and the transaction being hereinafter referred to as the "purchase"), then the Board of Directors may, at its election, (i) reach an agreement with the purchaser that the purchaser will assume the obligations of the Company as to all outstanding Options; (ii) reach an agreement with the purchaser that the purchaser will convert each outstanding Option into an option of at least equal value as to stock of the purchaser; or (iii) not later than thirty (30) days prior to the effective date of the purchase, notify all Participants that their Options are accelerated and afford to each Participant a right for ten (10) days after the date of such notice to exercise any then unexercised portion of all Options held by him whether or not such Options shall then be exercisable under the terms of the Plan or his option agreement; and within such ten day period, each such Participant may exercise any portion of any Option as he may desire.

                           IX. LIMITATION OF RIGHTS
                               --------------------

  Participation in this Plan is subject to certain limitations:

Limitations
- -----------

  Nothing in this Plan shall be construed to:

        (1) give any employee of the Company or a Subsidiary any right to be designated a Participant herein, other than in the sole discretion of the Committee;

        (2) give a Participant any rights whatsoever with respect to Shares until Options are exercised and Shares are issued to the Participant;

        (3) give a Participant or any person any interest in any fund or in any specific asset or assets of the Company;

        (4) limit in any way the right of the Company or a Subsidiary to terminate a Participant's employment with the Company or a Subsidiary at any time; or

        (5) be evidence of any agreement or understanding, express or implied, that the Company or a Subsidiary will employ a Participant in any particular position or at any particular rate of remuneration.

Nonassignability of Options
- ---------------------------

  Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by him.

Power of the Company
- --------------------

  The existence of outstanding Options shall not affect in any way the right or power of the Company or its subsidiaries or their stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the capital structure of the Company or its Subsidiaries or their businesses, or any merger or consolidation of the Company or its Subsidiaries or any issue of bonds, debentures, preferred or the right thereof, or the dissolution or liquidation of the Company or its Subsidiaries, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                   X. TERMINATION AND AMENDMENT OF THE PLAN
                      -------------------------------------

  The Plan shall terminate upon the expiration of ten years after the Effective Date and an Option shall not be granted after that date. The Board of Directors may amend, alter, or discontinue the Plan, but no amendment or alteration shall be made which would impair the rights of any Participant under any Option theretofore granted, without his consent, unless his Option Agreement so provides. The Board of Directors may at any time and from time to time modify or amend the Plan in such respects as it shall deem advisable in order that the Options shall be "incentive stock options" as defined in Section 422A of the Code.

                          XI. GOVERNMENT REGULATIONS
                              ----------------------

  The Plan, and the granting and exercise of Options thereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

Purchase for Investment
- -----------------------

  Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, as amended, each Participant exercising an Option may be required by the Company to give a representation in writing that he is acquiring such Shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

Governinq Law
- -------------

  The place of administration of the Plan shall be conclusively deemed to be within the State of Texas; and the validity, construction, interpretation and effect of the Plan and all rights of any of the persons having or claiming to have any interest in the Plan shall be governed by the laws of the State of Texas.

  IN WITNESS WHEREOF, Energy Insurance International, Inc. has caused the Plan to be executed by its duly authorized officers in a number of copies, each of which shall be deemed an original, but all of which shall constitute the same instrument, effective this 31st day of January 1990.

                              ENERGY INSURANCE INTERNATIONAL, INC.

                              By:  /s/ John N. Molbeck, Jr.
                                 ---------------------------------------
                                  John N. Molbeck, Jr.
                                  President